UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 13, 2016

Commission file number 000-55602

GREENPRO CAPITAL CORP.

(Exact name of registrant as specified in its charter)

(f/k/a GREENPRO INC.)

Nevada

(State or Other Jurisdiction of Incorporation or Organization

98-1146821	7374
(IRS Employer Identification Number)	(Primary Standard Industrial Classification Code Number)

Room 2201, 22/F Malaysia Building

50 Gloucester Road

Wanchai, Hong Kong

(852) 3111 7718

(Address & telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

On December 7, 2016, Greenpro Capital Corp. (the “Company”) completed the issuance and sale of an aggregate of 27,700 shares at a price of $1.80 per share with each share consisting of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) in a private placement to Mr. How Kok Choong (the “Investor”), pursuant to a Subscription Agreement dated as of December 7, 2016, between the Company and the Investor. The $49,860 in proceeds went directly to the Company.

The shares sold in the private placement were issued in reliance on an exemption from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)2 thereof. The bases for the availability of this exemption include the facts that the issuance was a private transaction which did not involve a public offering and the shares were offered and sold to a limited number of investors.

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On December 7, 2016, the Board of Directors (the “Board”) of Greenpro Capital Corp. (the “Company”) appointed Mr. How Kok Choong to the Board.

The biography for the new director of the Company is set forth below:

HOW KOK CHOONG serves as a Director in the Company. Mr. How earned Master and Doctorate in Business Administrative from Newport University, USA. He is also a Fellow Member of Chartered Institute of Management in UK and a Fellow Member of Canadian Chartered Institute of Business Administration in Canada.

Mr. How has extensive knowledge in business management for more than 20 years. Since 1993, Mr. How has served as CEO of San Hin Group which is a strong group of companies ranging from property development, civil & building construction, machinery & transportation, ready mixed concrete and shopping complex management in Malaysia. Since 1994, he has also served as managing director of Wawasan Saga, Kota Kinabalu which is a shopping complex with hotel at the heart of Kota Kinabalu, Malaysia. Since 1997, he has served as a group CEO of Tang Dynasty Hotel Group which is the largest chain hotel in Sabah, Malaysia.

In 2004, Mr. How started to work as Global president of AGAPE Superior Living International Group which is a leading health and wellness company in nine countries. Since 2010, he has worked as president of TH3 Holdings Sdn Bhd which specializes in IT, academy, online education, mobile App, e-Commerce and digital marketing.

In Malaysia, he received Outstanding Asian Community Contribution Award in 2011, Malaysia Top Team 50 Enterprise Award in 2011, The Contributor Award (Medical and Health Research) in 2012, “Man of The Year” in Worldwide Excellence Award in 2015 and “Man of The Year” in McMillan Global Award in 2016.

Mr. How’s strong academic background and business experience as well as his qualification has led the Board of Director to reach the conclusion that he should serve as a Director of the Company.

Item 9.01 Financial Statements And Exhibits

(a) Financial Statements of Business Acquired.

Not applicable

(b) Pro Forma Financial Information.

Not applicable

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Subscription Agreement dated as of December 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENPRO CAPITAL CRP. (Name of Registrant)
Date: December 13, 2016
	By:	/s/ Lee Chong Kuang
	Name:	Lee Chong Kuang
	Title:	Chief Executive Officer, President, Director (Principal Executive Officer)

Date: December 13, 2016
	By:	/s/ Loke Che Chan, Gilbert
	Name:	Loke Che Chan, Gilbert
	Title:	Chief Financial Officer, Secretary, Treasurer, Director (Principal Financial Officer, Principal Accounting Officer)